UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 14, 2003


                            FACTORY 2-U STORES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

       0-16309                                           51-0299573
       -------                                           ------------
(Commission File Number)                      (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
                  ---------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 7.  Exhibits.

         Exhibit No.        Description
         -----------        -----------
         99.1               Press release of Factory 2-U Stores, Inc., dated
                            May 14, 2003.



Item 12.  Results of Operations and Financial Condition

On May 14, 2003, we announced the operating results for the 13 weeks ended May 3, 2003. In addition, we held a web-cast presentation and live conference call discussing the operating results of our first quarter. The full text of our press release dated May 14, 2003 is attached as exhibit hereto. A replay of the conference call is available for 48 hours by telephone or on the internet for two weeks from May 14, 2003. A transcript of the conference call is available by contacting Kehoe, White & Co., Inc. at 1-562-437-0655.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FACTORY 2-U STORES, INC.


          May 15, 2003                     By:/s/ Douglas C. Felderman
          ------------                        ------------------------
              Date                            Douglas C. Felderman
                                              Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.             Description
   -----------             -----------
      99.1                 Press release of Factory 2-U Stores, Inc.,
                           dated May 14, 2003.